UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm, Inc.                    Case No. 01-11102
                                               Reporting Period: July 2002

                               MONTHLY OPERATING REPORT

                File with Court and submit copy to United States
                    Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                    MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                X
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt                  X
    Copies of tax returns filed during reporting period        N/A
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            X
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  9/4/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re General DataComm, Inc.                    Case No. 01-11102
          Debtor                                Reporting Period: July 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH     (412)    (23)     0       0                 (435)       2,976               58        8
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0                0        0
ACCOUNTS RECEIVABLE           449                                         449          452            4,196    2,910
LOANS AND ADVANCES                                                          0            0                0        0
SALE  OF  ASSETS                                                            0            0                0        0
TRANSFERS FROM OPERATING
  ACCT                        879     666                               1,545        1,993           11,992   19,802
TRANSFERS FROM OPER. ACCT
  FOR WIRES                   410                                         410          684            9,890    8,504
OTHER                                                                       0            0              206      139
TRANSFERS  (FROM  DIP ACCTS)                                                0            0                0        0

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS         1,738     666       0       0               2,404        3,129           26,284   31,355
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                    10     475                                 485          551            5,734    1,132
PAYROLL TAXES                         191                                 191          194            1,403      433
SALES, USE, & OTHER TAXES      32                                          32          134              242      744
INVENTORY PURCHASES           593                                         593          864            8,910   12,544
SECURED/RENTAL/LEASES           3                                           3            0              288      772
INSURANCE                     128                                         128          165            1,533    1,973
ADMINISTRATIVE                                                              0            0                0        0
SELLING                                                                     0            0                0        0
UTILITIES                       8                                           8           68              600    1,395
INTEREST                                                                    0            0                0      264
FREIGHT                        46                                          46           72              359      411
LOAN PAYMENTS                                                               0            0                0        0
OTHER  (ATTACH  LIST)          66                                          66          169            1,834    3,303
    ADEQUATE PROTECTION                                                     0            0              103        0
    CLAIMS AGENTS               8                                           8           10               25       46
    REPAIRS & MAINT.            9                                           9           23               74      168
    TRAVEL                     20                                          20           30              106      147
    SECURITY SERVICES          11                                          11           15               55       74
    TEMPORARY LABOR                                                         0            0                0        0
    BANK CHARGES                2                                           2            0                5        9
OWNER DRAW *                                                                0            0                0        0
TRANSFERS (TO DIP ACCTS)      350                                         350          452            3,176    2,616
                                                                            0            0                0        0
PROFESSIONAL FEES             167                                         167          300            1,042    2,274
U.S. TRUSTEE QUARTERLY FEES                                                 0            0                0        0
COURT COSTS                                                                 0            0                0        0
OUTSTANDING CHECKS                    (10)                                (10)           0              993        0
-----------------------------------------------------------      ---------------------------    ------------------------
TOTAL DISBURSEMENTS         1,453     656         0       0             2,109        3,047           26,482   28,305
-----------------------------------------------------------      ---------------------------    ------------------------
NET CASH FLOW                 285      10         0       0               295           82             (198)   3,050
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      ---------------------------     -----------------------
CASH - END OF MONTH          (127)    (13)        0       0              (140)       3,058             (140)   3,058
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES: (FROM CURRENT ACCOUNT COLUMN):
TOTAL DISBURSEMENTS                                                  2,109
  LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                    350
  PLUS:  ESTATE DISBURSEMENTS MADE BY
           OUTSIDE SOURCES (i.e., FROM ESCROW ACCOUNTS)                  0
                                                                     -----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES      1,759
                                                                     =====

Reconciliation of Final Cash Balance:

  General DataComm Inc. MOR:
     Outstanding Checks            (198)
     Manual Payroll Account           3
     Auto Payroll Account           (16)
     Manual Deposit Account          43
     Petty Cash                       0
     Canada - Bank of Montreal       28
                                  -----
                                   (140)
                                  -----
  Total Cash Reported Above:       (140)
                                  =====


                                                                     FORM MOR-1

In re General DataComm, Inc.                   Case No. 01-11102
         Debtor                                Reporting Period: July 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re General DataComm, Inc.                    Case No. 01-11102
            Debtor                              Reporting Period: July 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                              Cumulative
REVENUES                                          Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                    $2,106        20,917
Less:  Returns and Allowances                                        0
Net Revenue                                       $2,106        20,917
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory                                4,821         5,291
Add: Purchases                                       523         7,049
Add: Cost of Labor                                    22           300
Add: Other Costs (attach schedule)                   102         1,431
Less: Ending Inventory                             4,418         4,418
Cost of Service                                    1,050        10,626
-------------------------------------------------------------------------------
Gross Profit                                       1,056        10,291
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                           0              1
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                           51            546
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                               0            142
Rent and Lease Expense                                6             58
Salaries/Commissions/Fees                           598          5,135
Supplies                                             18            108
Taxes - Payroll                                      23            344
Taxes - Real Estate                                  10             90
Taxes - Other                                        68            513
Travel and Entertainment                             16            121
Utilities                                             6            394
Other (attach schedule)                              99            767
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation        895          8,219
-------------------------------------------------------------------------------
Other Operating Income                                0            -73
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                  55            209
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses    106          1,863
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense(1)                                  85          3,222
Other Expense (attach schedule)                      31            -12
------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items       -10         -1,347
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees                                   200          2,350
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Discontinued Operations                          -353
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                       200          1,997
Income Taxes                                          3             76
-------------------------------------------------------------------------------
Net Profit (Loss)(1)                              ($213)       ($3,420)
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

 (1) Excludes interest on secured debt that may not be payable.

                                                                   FORM MOR-2

In re General DataComm, Inc.                   Case No. 01-11102
           Debtor                              Reporting Period: July 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses
  Allocated Expense                               -37         -267
  Communications                                  -29           35
  Outside Services                                 40          553
  Freight                                           2           32
  Misc.                                           123          414
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Other Income
------------------------------------------------------------------------------
Other Expenses (Income)                                        -31
  Life insurance claim on former CEO
------------------------------------------------------------------------------

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the Chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm, Inc.                 Case No.  01-11102
              Debtor                          Reporting Period:  July 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF       BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents              -140                     191
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                     2,880                   5,609
Notes Receivable
Inventories                                   4,418                   5,291
Prepaid Expenses                                943                      24
Professional Retainers
Other Current Assets (attach schedule)          309                     284
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         $8,410                 $11,399
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment                      88,196                  92,280
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                87,618                  91,095
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                  $   578                $ 1,185
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)                    4                     124
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $     4                 $   124
-------------------------------------------------------------------------------
TOTAL ASSETS                                $ 8,992                 $12,708
-------------------------------------------------------------------------------


                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable                                416                       0
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                   405
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees                             1,048
Amounts Due to Insiders*
Other Postpetition Liabilities
    (attach schedule)                           129
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES               $1,998                     $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt (1)                          251,765                 253,987
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES (1)         $251,765                $253,987
-------------------------------------------------------------------------------
TOTAL LIABILITIES                          $253,763                $253,987
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 7,588                   7,588
Additional Paid-In Capital                   72,915                  72,915
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition           -322,215                -322,215
Retained Earnings - Post-Petition            -3,059
Adjustments to Owner Equity
  (attach schedule)- FCT                          0                     433
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                          ($244,771)              ($241,279)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $  8,992                $ 12,708
===============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3

In re: General DataComm, Inc.                      Case No. 01-11102
               Debtor                          Reporting Period: July 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Tax Receivable                                477                     384
  Other                                        -168                    -100
-------------------------------------------------------------------------------
Other Assets
  Other Long Term Assets                          0                     124

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  Other                                          29
  Accrued Legal                                 100
                                                ---
  Total                                         129

Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
               Debtor                          Reporting Period: July 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


---------------------------------------------------------------------------------------------------
                      Beginning   Amount                                                  Ending
                        Tax       Withheld    Amount          Date              Check No.    Tax
                      Liability   or Accrued   Paid           Paid              or EFT   Liability
---------------------------------------------------------------------------------------------------
Federal
---------------------------------------------------------------------------------------------------
Withholding             0           90         90   7/2, 7/10, 7/17, 7/24, 7/31    EFT          0
FICA-Employee           0           39         39   7/2, 7/10, 7/17, 7/24, 7/31    EFT          0
FICA-Employer           0           39         39   7/2, 7/10, 7/17, 7/24, 7/31    EFT          0
Unemployment            0            0          0   7/2, 7/10, 7/17, 7/24, 7/31    EFT          0
Income                  0            0          0                                               0
Other:                  0            0          0                                               0
---------------------------------------------------------------------------------------------------
 Total Federal Taxes    0          168        168                                               0
---------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------
Withholding             0           20         20   7/2, 7/10, 7/17, 7/24, 7/31   EFT           0
Sales                 (13)           2         (4)          -                                 (15)
Excise                  0            0          0                                               0
Unemployment            0            3          3   7/2, 7/10, 7/17, 7/24, 7/31   EFT           0
Real Property         191           38        (14)          -                                 215
Personal Property     307           32          0            -                                339
Other:                 46            6        (21)           -                                 31
----------------------------------------------------------------------------------------------------
Total State and Local 531          101        (16)                                            570
----------------------------------------------------------------------------------------------------
Total Taxes           531          269        152                                             570
----------------------------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
            Debtor                             Reporting Period: July 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  7,056
+ Amounts billed during the period                                      2,130
- Amounts collected during the period                                  -2,887
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            6,299
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         4,007
31 - 60 days old                                                           73
61 - 90 days old                                                          255
91+ days old                                                            1,964
Total Accounts Receivable                                               6,299
Amount considered uncollectible (Bad Debt)                                600
Additional Reserves                                                     2,819
Accounts Receivable (Net)                                               2,880
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any  assets  been  sold or  transferred
   outside  the  normal  course of business this reporting
   period? If yes, provide an explanation below.                           X

2. Have any  funds  been  disbursed  from any  account
   other  than a debtor in possession  account this
   reporting period? If yes, provide an explanation below.                 X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                            X

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                           X

--------------------------------------------------------------------------------
                                                                      FORM MOR-5
                                                                          (9/99)